SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 4, 2009


                               ENTECH SOLAR, INC.
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               (Exact Name of Registrant as specified in charter)


   Delaware                          0-16936                     33-0123045
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(State or other jurisdiction       (Commission                 (IRS Employer
  of incorporation)                 File Number)            Identification No.)


   200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey       08638
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         (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:   609/ 818-0700


                       WORLDWATER & SOLAR TECHNOLOGIES CORP.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 4, 2009, The Quercus Trust entered into an agreement (the "Warrant Cancellation Agreement") with the Registrant to cancel warrants to purchase thirty eight million (38,000,000) shares of common stock of the Registrant (the "Warrants") and, in consideration of the Warrant cancellation, the Registrant agreed to amend the 1999 Incentive Stock Option Plan, as amended and restated (the "Plan"): (i) to increase the number of shares of common stock authorized for issuance under the Plan from fifty million (50,000,000) to seventy million (70,000,000); and (ii) to extend the term of the Plan from June 16, 2009 to February 4, 2014; subject to shareholder approval of the Plan amendment and otherwise in accordance with the terms of the Plan.

In addition, the Warrant Cancellation Agreement provides that, at the request of The Quercus Trust, options available under the Plan for up to three million (3,000,000) shares of the Registrant's common stock will be issued to a person not affiliated with The Quercus Trust who, pursuant to rights available to certain holders of the Registrant's Series D Convertible Preferred Stock, is appointed by The Quercus Trust to serve as a director on the Registrant's Board of Directors.

A copy of the Warrant Cancellation Agreement is set forth in this Report on Form 8-K as Exhibit 10.1. A copy of the Seventh Amendment and Restatement of the 1999 Incentive Stock Option Plan is set forth in this Report on Form 8-K as Exhibit 10.2.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Reference is made to the information contained in Item 1.01 of this Report on Form 8-K with respect to amendments to the Registrant's 1999 Incentive Stock Option Plan, as amended.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits


10.1     Warrant Cancellation Agreement
10.2     Seventh Amendment and Restatement of the 1999 Incentive Stock Option
         Plan
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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTECH SOLAR, INC.


By:  /s/ Frank W. Smith
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     Frank W. Smith
     Chief Executive Officer


Date:  February 10, 2009

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EXHIBIT INDEX
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10.1     Warrant Cancellation Agreement
10.2     Seventh Amendment and Restatement of the 1999 Incentive Stock Option
         Plan